UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2008
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
     On October 29, 2008, Aspen Insurance Holdings Limited’s wholly-owned subsidiary Aspen Insurance Limited (“Aspen Bermuda”), and Citibank Europe (“Citi Europe”) amended the letter of credit facility dated October 11, 2006 (the “LOC Facility”) to extend the maximum aggregate amount under the facility from $300 million to $450 million (the “Amended LOC Facility”). Under the Amended LOC Facility, the fees to be paid by Aspen Bermuda to Citi Europe remain unchanged at 0.2% (on an annualized basis) in respect of the amount of credit drawn where the amounts are secured by Type 1 Financial Assets (as defined in the amended pledge agreement described below) and 0.25% (on an annualized basis) for amounts secured by Type 2 Financial Assets (as defined in the pledge agreement described below).
     The terms of the Pledge Agreement between Aspen Bermuda and Citi Europe (pursuant to an Assignment Agreement dated October 11, 2006) dated January 17, 2006 (the “Pledge Agreement”) were also amended on October 29, 2008 (the “Amended Pledge Agreement”) where the parties changed the types of securities or other assets that can be acceptable as collateral. Under the Amended Pledge Agreement, Type 2 Financial Assets are limited to securities issued by certain US government agencies rated AA, AA equivalent or better. Type 1 Financial Assets remain securities issued by the US Government or its agencies (fully guaranteed) or the central government of an OECD country, in each case rated AA, AA equivalent or better.
     All other terms under the LOC Facility and the Pledge Agreement, as previously filed with the SEC on October 13, 2006, remain in full force and effect and are incorporated herein by reference.
     The summary above is qualified by the actual terms of the Amended LOC Facility and the Amended Pledge Agreement which are filed hereto as exhibits 10.1 and 10.2, respectively.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information contained above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Committed Letter of Credit Facility dated October 29, 2008 between Aspen Insurance Limited and Citibank Europe plc.

10.2	Amendment to Pledge Agreement dated October 29, 2008 between Aspen Insurance Limited and Citibank Europe plc

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)
Dated: November 4, 2008	By:	/s/ Richard Houghton
		Name:	Richard Houghton
		Title:	Chief Financial Officer

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